EX. 99.28(h)(1)(ix)

Amendment to
Amended and Restated Administration Agreement
Between JNL Series Trust and
Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (“Administrator”), and JNL Series Trust, a Massachusetts business trust (“Trust”).

Whereas, the Trust and the Administrator entered into an Amended and Restated Administration Agreement effective as of July 1, 2013, as amended September 5, 2013 and September 16, 2013 (“Agreement”), whereby the Administrator agreed to perform certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the following fund merger, fund name change, new funds, and new Cayman Islands Company have been approved by the Board of Trustees of the Trust:

Fund Merger
-	JNL/M&G Global Basics Fund being merged into the JNL/Oppenheimer Global Growth Fund

Fund Name Change
-	JNL/Brookfield Global Infrastructure Fund to JNL/Brookfield Global Infrastructure and MLP Fund

New Funds
-	JNL/AllianceBernstein Dynamic Asset Allocation Fund
-	JNL/MMRS Growth Fund
-	JNL/MMRS Moderate Fund
-	JNL/MMRS Conservative Fund
-	JNL/Scout Unconstrained Bond Fund
-	JNL/S&P Mid 3 Fund
-	JNL Investment Committee - Global Strategic Moderate with Alts Fund;
-	JNL Investment Committee - Global Strategic Moderately Aggressive with Alts Fund;
-	JNL Investment Committee - Strategic Moderate Fund; and
-	JNL Investment Committee - Strategic Moderately Aggressive Fund.

New Cayman Islands Company
JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd.

Whereas, pursuant to the fund merger, fund name change, and new funds outlined herein-above, the parties have agreed to amend Schedule A and Schedule B of the Agreement to:

-	remove the JNL/M&G Global Basics Fund;
-	change the JNL/Brookfield Global Infrastructure Fund to JNL/Brookfield Global Infrastructure and MLP Fund
-	add the JNL/AllianceBernstein Dynamic Asset Allocation Fund;
-	add the JNL/MMRS Growth Fund;
-	add the JNL/MMRS Moderate Fund;
-	add the JNL/MMRS Conservative Fund;
-	add the JNL/Scout Unconstrained Bond Fund;
-	add the JNL/S&P Mid 3 Fund;
-	add the JNL Investment Committee - Global Strategic Moderate with Alts Fund;
-	add the JNL Investment Committee - Global Strategic Moderately Aggressive with Alts Fund;
-	add the JNL Investment Committee - Strategic Moderate Fund; and
-	add the JNL Investment Committee - Strategic Moderately Aggressive Fund.

Whereas, pursuant to the new Cayman Islands Company outlined herein-above, the parties have agreed to amend Schedule C of the Agreement to:

-	add the JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 28, 2014, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 28, 2014, attached hereto.

3.	Schedule C to the Agreement is hereby deleted and replaced in its entirety with Schedule C dated April 28, 2014, attached hereto.

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed as of January 27, 2014, effective as of April 28, 2014.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

Schedule A
Dated April 28, 2014

Funds
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/AllianceBernstein Dynamic Asset Allocation Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Commodity Securities Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Brookfield Global Infrastructure and MLP Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/Capital Guardian Global Balanced Fund
JNL/DFA U.S. Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Eastspring Investments Asia ex-Japan Fund
JNL/Eastspring Investments China-India Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund

Funds
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
JNL/Invesco International Growth Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund
JNL/Ivy Asset Strategy Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Global Alpha Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Pacific Rim 30 Fund

Funds
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/MMRS Growth Fund
JNL/MMRS Moderate Fund
JNL/MMRS Conservative Fund
JNL/Morgan Stanley Mid Cap Growth Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Global Growth Fund
JNL/PPM America Floating Rate Income Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/Scout Unconstrained Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/WMC Balanced Fund
JNL/WMC Money Market Fund
JNL/WMC Value Fund

Funds
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P 4 Fund
JNL/S&P Mid 3 Fund
JNL Disciplined Moderate Fund
JNL Disciplined Moderate Growth Fund
JNL Disciplined Growth Fund
JNL Investment Committee - Global Strategic Moderate with Alts Fund
JNL Investment Committee - Global Strategic Moderately Aggressive with Alts Fund
JNL Investment Committee - Strategic Moderate Fund
JNL Investment Committee - Strategic Moderately Aggressive Fund

Schedule B
Dated April 28, 2014
Class A & B Shares

Funds	Assets	Fee
JNL/American Funds Balanced Allocation Fund	All Assets	.15%
JNL/American Funds Blue Chip Income and Growth Fund	All Assets	.15%
JNL/American Funds Global Bond Fund	All Assets	.15%
JNL/American Funds Global Small Capitalization Fund	All Assets	.15%
JNL/American Funds Growth Allocation Fund	All Assets	.15%
JNL/American Funds Growth-Income Fund	All Assets	.15%
JNL/American Funds International Fund	All Assets	.15%
JNL/American Funds New World Fund	All Assets	.15%
JNL/AllianceBernstein Dynamic Asset Allocation Fund	All Assets	.15%
JNL/AQR Managed Futures Strategy Fund	All Assets	.20%
JNL/BlackRock Commodity Securities Strategy Fund	All Assets	.15%
JNL/BlackRock Global Allocation Fund	All Assets	.15%
JNL/BlackRock Large Cap Select Growth Fund	All Assets	.10%
JNL/Brookfield Global Infrastructure and MLP Fund	All Assets	.15%
JNL/Capital Guardian Global Diversified Research Fund	All Assets	.15%
JNL/Capital Guardian Global Balanced Fund	All Assets	.15%
JNL/DFA U.S. Core Equity Fund	All Assets	.10%
JNL/Eagle SmallCap Equity Fund	All Assets	.10%
JNL/Eastspring Investments Asia ex-Japan Fund	All Assets	.15%
JNL/Eastspring Investments China-India Fund	All Assets	.20%
JNL/Franklin Templeton Founding Strategy Fund	All Assets	.05%
JNL/Franklin Templeton Global Growth Fund	All Assets	.15%
JNL/Franklin Templeton Global Multisector Bond Fund	All Assets	.15%
JNL/Franklin Templeton International Small Cap Growth Fund	All Assets	.15%
JNL/Franklin Templeton Income Fund	All Assets	.10%

Funds	Assets	Fee
JNL/Franklin Templeton Mutual Shares Fund	All Assets	.10%
JNL/Franklin Templeton Small Cap Value Fund	All Assets	.10%
JNL/Goldman Sachs Core Plus Bond Fund	All Assets	.10%
JNL/Goldman Sachs Emerging Markets Debt Fund	All Assets	.15%
JNL/Goldman Sachs Mid Cap Value Fund	All Assets	.10%
JNL/Goldman Sachs U.S. Equity Flex Fund	All Assets	.15%
JNL Institutional Alt 20 Fund	All Assets	.05%
JNL Institutional Alt 35 Fund	All Assets	.05%
JNL Institutional Alt 50 Fund	All Assets	.05%
JNL Institutional Alt 65 Fund	All Assets	.05%
JNL/Invesco International Growth Fund	All Assets	.15%
JNL/Invesco Global Real Estate Fund	All Assets	.15%
JNL/Invesco Large Cap Growth Fund	All Assets	.10%
JNL/Invesco Mid Cap Value Fund	All Assets	.10%
JNL/Invesco Small Cap Growth Fund	All Assets	.10%
JNL/Ivy Asset Strategy Fund	All Assets	.15%
JNL/JPMorgan International Value Fund	All Assets	.15%
JNL/JPMorgan U.S. Government & Quality Bond Fund	All Assets	.10%
JNL/JPMorgan MidCap Growth Fund	All Assets	.10%
JNL/Lazard Emerging Markets Fund	All Assets	.15%
JNL/Mellon Capital Bond Index Fund	All Assets	.10%
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	All Assets	.15%
JNL/Mellon Capital Emerging Markets Index Fund	All Assets	.15%
JNL/Mellon Capital European 30 Fund	All Assets	.20%
JNL/Mellon Capital Global Alpha Fund	All Assets	.15%
JNL/Mellon Capital Index 5 Fund	All Assets	.05%
JNL/Mellon Capital International Index Fund	All Assets	.15%
JNL/Mellon Capital Pacific Rim 30 Fund	All Assets	.20%

Funds	Assets	Fee
JNL/Mellon Capital Small Cap Index Fund	All Assets	.10%
JNL/Mellon Capital 10 x 10 Fund	All Assets	.05%
JNL/Mellon Capital S&P 500 Index Fund	All Assets	.10%
JNL/Mellon Capital S&P 400 MidCap Index Fund	All Assets	.10%
JNL/Mellon Capital Utilities Sector Fund	All Assets	.15%
JNL/MMRS Growth Fund	All Assets	.05%
JNL/MMRS Moderate Fund	All Assets	.05%
JNL/MMRS Conservative Fund	All Assets	.05%
JNL/Morgan Stanley Mid Cap Growth Fund	All Assets	.15%
JNL/Neuberger Berman Strategic Income Fund	All Assets	.15%
JNL/Oppenheimer Global Growth Fund	All Assets	.15%
JNL/PIMCO Real Return Fund	All Assets	.10%
JNL/PIMCO Total Return Bond Fund	All Assets	.10%
JNL/PPM America Floating Rate Income Fund	All Assets	.15%
JNL/PPM America High Yield Bond Fund	All Assets	.10%
JNL/PPM America Mid Cap Value Fund	All Assets	.10%
JNL/PPM America Small Cap Value Fund	All Assets	.10%
JNL/PPM America Value Equity Fund	All Assets	.10%
JNL/Red Rocks Listed Private Equity Fund	All Assets	.15%
JNL/Scout Unconstrained Bond Fund	All Assets	.15%
JNL/T. Rowe Price Established Growth Fund	All Assets	.10%
JNL/T. Rowe Price Mid-Cap Growth Fund	All Assets	.10%
JNL/T. Rowe Price Short-Term Bond Fund	All Assets	.10%
JNL/T. Rowe Price Value Fund	All Assets	.10%
JNL/WMC Balanced Fund	All Assets	.10%
JNL/WMC Money Market Fund	All Assets	.10%
JNL/WMC Value Fund	All Assets	.10%
JNL/S&P Managed Growth Fund	All Assets	.05%

Funds	Assets	Fee
JNL/S&P Managed Conservative Fund	All Assets	.05%
JNL/S&P Managed Moderate Growth Fund	All Assets	.05%
JNL/S&P Managed Moderate Fund	All Assets	.05%
JNL/S&P Managed Aggressive Growth Fund	All Assets	.05%
JNL/S&P Competitive Advantage Fund	All Assets	.10%
JNL/S&P Dividend Income & Growth Fund	All Assets	.10%
JNL/S&P Intrinsic Value Fund	All Assets	.10%
JNL/S&P Total Yield Fund	All Assets	.10%
JNL/S&P S&P 4 Fund	All Assets	.05%
JNL/S&P S&P Mid 3 Fund	All Assets	.10%
JNL Disciplined Moderate Fund	All Assets	.05%
JNL Disciplined Moderate Growth Fund	All Assets	.05%
JNL Disciplined Growth Fund	All Assets	.05%
JNL Investment Committee - Global Strategic Moderate with Alts Fund	All Assets	.05%
JNL Investment Committee - Global Strategic Moderately Aggressive with Alts Fund	All Assets	.05%
JNL Investment Committee - Strategic Moderate Fund	All Assets	.05%
JNL Investment Committee - Strategic Moderately Aggressive Fund	All Assets	.05%

Schedule C
Dated April 28, 2014
(List of Adviser’s Administration Agreements with Funds’ Subsidiaries)

Funds	Subsidiaries *
JNL/AllianceBernstein Dynamic Asset Allocation Fund	JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd.
JNL/AQR Managed Futures Strategy Fund	JNL/AQR Managed Futures Strategy Fund, Ltd.
JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Allocation Fund Ltd.
JNL/BlackRock Commodity Securities Strategy Fund (formerly, JNL/BlackRock Commodity Securities Fund)	JNL/BlackRock Commodity Securities Strategy Fund Ltd.
JNL/Ivy Asset Strategy Fund	JNL/Ivy Asset Strategy Fund Ltd.

* The Administrator has entered into an Administration Agreement with each subsidiary -- which is wholly owned by the Fund listed opposite its name -- pursuant to which the subsidiary is obligated to pay an administration fee to the Administrator in the same amount as set forth in Schedule B for its parent Fund.

C-1